SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: June 26, 2000


                          INTERSPACE ENTERPRISES, INC.
                                 --------------
                (Name of registrant as specified in its charter)



Colorado                       0-28465                 84-1283938
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


               7825 Fay Avenue, #200, La Jolla, California 92037
           ----------------------------------------------------------
                                    (ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858)456-3539




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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

On April 12, 2000, Berkshire Capital Partners, Inc. entered into a Share Purchase Agreement with the control shareholders of Marathon Marketing Corp. in which Berkshire Capital Partners, Inc. was to acquire all 672,000 shares outstanding of the Registrant from the certain shareholders for purpose of accomplishing a Merger of InterSpace Enterprises, Inc. and Marathon Marketing Corp. The Agreement was subsequently cancelled and Prudential Overseas Company, Ltd. acquired 672,000 shares. Prudential Overseas Company, Ltd. exchanged 672,000 shares to InterSpace Enterprises, Inc. for 672,000 shares of its stock on April 17, 2000.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

               None.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements - None

          Exhibits -           10.1 Cancellation Letter
                               10.2 Share Purchase Agreement (Prudential)
                               10.3 Share Exchange Agreement



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 26, 2000                              InterSpace Enterprises, Inc.


                                                  By:/s/Daniel P. Murphy
                                                  ---------------------------
                                                  President




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